UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  January 28, 2015

VITAE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36617 (Commission File Number)	04-3567753 (I.R.S. Employer Identification Number)

502 West Office Center Drive

Fort Washington, PA 19034

(215) 461-2000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 28, 2015, Vitae Pharmaceuticals, Inc. (“Vitae”) announced the closing of its previously announced underwritten public offering of 3,000,000 shares of Vitae’s common stock and the exercise by the underwriters in full of their option to purchase 450,000 additional shares of Vitae’s common stock. A copy of Vitae’s press release announcing the closing  and the exercise of the underwriters’ option to purchase additional shares is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Vitae Pharmaceuticals, Inc. Press Release, dated January 28, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAE PHARMACEUTICALS, INC.

Date: January 28, 2015	By:	/s/ Jeffrey S. Hatfield
Jeffrey S. Hatfield
Chief Executive Officer

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